UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2005, at the annual meeting of shareholders of Powerwave Technologies, Inc. (the “Company”) the stockholders of the Company approved: (a) the adoption of the 2005 Stock Incentive Plan (the “2005 Plan”) which authorizes the issuance of up to 7,500,000 shares of common stock through a variety of equity awards, including non-qualified stock options, restricted stock grants, unrestricted stock grants, stock appreciation rights and restricted stock units; and (b) an amendment to the Company’s 1996 Director Stock Option Plan which changes the plan termination date from December 5, 2006 to December 5, 2016.

The 2005 Plan was adopted by the Company’s Board of Directors on September 20, 2005 and approved by the Company’s stockholders on November 10, 2005. The purposes of the 2005 Plan are to: (i) further align the interests of employees and directors with those of the stockholders of the Company by providing incentive compensation opportunities tied to the performance of the common stock of the Company and by promoting increased ownership of the common stock of the Company by such individuals; and (ii) advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel.

The 2005 Plan includes the following equity compensation awards: (i) non-qualified stock options; (ii) restricted stock awards; (iii) unrestricted stock awards; (iv) stock appreciation rights; and (v) restricted stock units. Participants in the 2005 Plan may be granted any one of the equity compensation awards listed above or any combination thereof, as determined by the administrator of the 2005 Plan. Under the 2005 Plan, the Company may issue and sell a maximum of 7,500,000 shares of common stock under all restricted and unrestricted awards granted by the Company.

The 2005 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). Subject to the express limitations of the 2005 Plan, the Committee will have the authority to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. In addition, the Committee may delegate to one or more officers of the Company the ability to grant awards and to determine the terms and conditions of awards to certain employees, and the Committee may delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial functions under the 2005 Plan. Any person who is an employee of the Company or any affiliate thereof, any person to whom an offer of employment with the Company or any affiliate thereof has been extended, or any person who is a non-employee director of the Company is eligible to be designated by the Committee to receive awards and become a participant under the 2005 Plan.

The Committee may provide that equity compensation awards under the 2005 Plan shall become vested in installments over a period of time set forth in an award agreement (for example, 25% of an equity compensation award shall become vested each year over four years). Alternatively, the Committee may specify that the attainment of certain performance measures will determine the degree of granting, vesting and payout with respect to equity compensation awards that the Committee intends to qualify as performance based awards under Section 162(m) of the Internal Revenue Code. The Committee will choose the performance goals for the grant of such equity compensation awards from among the following performance measures: revenues, earnings per share, pro forma earnings per share (excluding one time and nonrecurring items and acquisition related charges and expenses), gross profit margins, pro forma gross profit margins, inventory turns, pro forma inventory turns, economic value created, market share (actual or targeted growth), net income (which may be pro forma and adjusted for nonrecurring items and before or after taxes), operating income, adjusted net income after capital charge, return on assets (actual, pro forma or targeted growth), return on capital (actual, pro forma or targeted growth), return on equity (actual, pro forma or targeted growth), return on investment (actual, pro forma or targeted growth), cash flow, operating margin, share price, share price growth, total stockholder return, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, revenue targets, gross margin targets, pro forma gross margin targets, net income or pro forma net income targets, earnings per share or pro forma earnings per share targets, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliated companies or joint ventures. The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Equity compensation awards that are not intended to qualify as performance based awards may be based on the above performance measures or such other measures as the Committee may determine.

The 2005 Plan will terminate on September 20, 2015, the tenth anniversary of the date of its adoption by the Board of Directors. However, the Board of Directors may, in its discretion, terminate the 2005 Plan at an earlier date.

The foregoing description of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, which is attached hereto as Exhibit 10.1, and the form of Stock Option Agreement, form of Restricted Stock Award Agreement, form of Stock Appreciation Rights Award Agreement, form of Restricted Stock Unit Award Agreement and form of Stock Award Agreement attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are hereby incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
10.1	2005 Stock Incentive Plan.

10.2	Amendment to 1996 Director Stock Option Plan.

10.3	Form of Stock Option Agreement under 2005 Stock Incentive Plan.

10.4	Form of Restricted Stock Award Agreement under 2005 Stock Incentive Plan.

10.5	Form of Stock Appreciation Rights Award Agreement under 2005 Stock Incentive Plan.

10.6	Form of Restricted Stock Unit Award Agreement under 2005 Stock Incentive Plan.

10.7	Form of Stock Award Agreement under 2005 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005	POWERWAVE TECHNOLOGIES, INC

	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2005 Stock Incentive Plan.

10.2	Amendment to 1996 Stock Incentive Plan.

10.3	Form of Stock Option Agreement under 2005 Stock Incentive Plan.

10.4	Form of Restricted Stock Award Agreement under 2005 Stock Incentive Plan.

10.5	Form of Stock Appreciation Rights Award Agreement under 2005 Stock Incentive Plan.

10.6	Form of Restricted Stock Unit Award Agreement under 2005 Stock Incentive Plan.

10.7	Form of Stock Award Agreement under 2005 Stock Incentive Plan.

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